UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

POSTAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
75 Columbia Avenue
Cedarhurst, NY 11516
(Address of principal executive offices and zip code)
(516) 295-7820
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Friday, May 15, 2026, Postal Realty Trust, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). As described below in Item 5.07 of this Current Report on Form 8-K, at the 2026 Annual Meeting, the Company’s stockholders voted to approve Amendment No. 1 (the “ESPP Amendment”) to the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”). The ESPP Amendment increases the number of shares of the Company’s Class A common stock authorized for issuance under the ESPP by 100,000 shares to 200,000 shares. The foregoing summary of the ESPP Amendment is qualified in its entirety by reference to the full text of the ESPP Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The proposals considered and approved by stockholders at the 2026 Annual Meeting were the following:

•The election of five directors nominated by the Company’s Board of Directors, each to serve until the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies;

•The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

•An advisory vote on executive compensation; and

•A vote to approve the ESPP Amendment.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Withheld	Broker Non-Votes
Patrick R. Donahoe	18,299,599	646,633	5,237,135
Barry Lefkowitz	13,785,823	5,160,409	5,237,135
Jane Gural-Senders	13,770,053	5,176,179	5,237,135
Anton Feingold	12,329,232	6,617,000	5,237,135
Andrew Spodek	18,301,120	645,112	5,237,135

Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved at the 2026 Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm:

Votes For	Votes Against	Abstentions
24,048,377	32,943	102,047

Advisory Vote on Executive Compensation

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,086,794	713,474	145,964	5,237,135

Approval of ESPP Amendment

The stockholders approved the ESPP Amendment. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,416,454	424,909	104,869	5,237,135

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1*	Amendment No. 1 to the Postal Realty Trust, Inc. 2019 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Name: Jeremy Garber
Title: President, Treasurer & Secretary